UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2012

QR Energy, LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35010 (Commission File Number)	90-0613069 (IRS Employer Identification No.)

5 Houston Center

1401 McKinney Street, Suite 2400

Houston, Texas 77010

(Address of principal executive office) (Zip Code)

(713) 452-2200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

QR Energy, LP (the “Partnership”) is filing a registration statement today on Form S-3, which incorporates by reference the contents of this Current Report on Form 8-K. The subsidiaries of the Partnership (the “Subsidiaries”) will be co-registrants with the Partnership, and the registration statement will register guarantees of debt securities by the Subsidiaries (other than QRE Finance Corporation, which may act as co-issuer of any such debt securities). At such time, the Partnership will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. The Subsidiaries are 100 percent owned by the Partnership and any guarantees by the Subsidiaries, if applicable, will be full and unconditional. Pursuant to Rule 3-10 of Regulation S-X, the Partnership, in Exhibit 99.1 to this Current Report on Form 8-K, is adding Note 18 to the Notes to Consolidated Financial Statements at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 in Item 8 of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2011. In addition, the Partnership, in Exhibit 99.2 to this Current Report, is adding Note 16 to the Notes to Consolidated Financial Statements (Unaudited) at March 31, 2012 and for the three months ended March 31, 2012 and 2011 in Part I, Item 1 of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

This report should be read in conjunction with the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2012, as well as its other filings with the Securities and Exchange Commission.

The Partnership is also filing, in Exhibit 99.3 to this Current Report, a revised letter report dated April 10, 2012, with respect to the proved oil, gas and natural gas liquids reserves and projected future net revenues associated with these reserves as of December 31, 2011 attributable to Quantum Resources Management, LLC, to correct a minor error in the letter report previously issued on February 9, 2012 and filed with the Partnership’s Annual Report on Form 10-K/A on March 26, 2012.

Item 9.01. Financial Statements and Exhibits.

(a) Exhibits

Exhibit No.		Description

23.1	*	Consent of PricewaterhouseCoopers, LLP.

23.2	*	Consent of Miller and Lents, Ltd.

23.3	*	Consent of Miller and Lents, Ltd.

99.1	*	“Item 8. Financial Statements and Supplementary Data” of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2011.

99.2	*	“Part I, Item 1. Financial Statements” of the Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

99.3	*	Report of Miller and Lents, Ltd.

*	Filed as an exhibit to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

By:	QRE GP, LLC, its general partner

By:	/s/ Gregory S. Roden
Name: Gregory S. Roden
Title: Vice President and General Counsel

Dated: June 1, 2012